Attachment to N-CEN Item G.1.b.iv. (KMF)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Registrant’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Registrant’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Registrant, their ownership and changes in their ownership of the Registrant’s shares. Those persons and entities are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, the Registrant believes that all such filing requirements were met on a timely basis during the last fiscal year, except with respect to the events described below.

On June 28, 2018, the Registrant’s stockholders added two directors to its board who were then also directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), Anne Costin and William Shea, Jr. KYE was later reorganized into the Registrant, effective as of August 6, 2018 (the “Reorganization”). The Form 3 filings for Ms. Costin and Mr. Shea were filed late on August 15, 2018. Kayne Anderson Capital Advisors, L.P. (“KACALP”), which is the parent company of Kayne Anderson Fund Advisors, LLC (“KAFA”), the Registrant’s investment adviser, assists in those filings.

On August 15, 17 and 21, 2018, KACALP, KAFA and various officers and directors of the Registrant voluntarily filed Form 4s with respect to the shares of the Registrant received by them in exchange for shares previously held in KYE as a result of the Reorganization. Those Form 4s were filed in lieu of later reporting of those transactions and updated holdings of the Registrant’s stock in subsequent required Form 4 filings or in filings of Form 5s after the Registrant’s fiscal year end.